EXHIBIT 99.1
[UNIONBANCAL CORPORATION LOGO APPEARS HERE]


                FOR IMMEDIATE RELEASE (WEDNESDAY, APRIL 17, 2002)
                -------------------------------------------------

CONTACT:   John A. Rice, Jr.     Stephen L. Johnson       Michelle R. Crandall
           Investor Relations    Public Relations         Investor Relations
           (415) 765-2998        (415) 765-3252           (415) 765-2780


UNIONBANCAL CORPORATION REPORTS 18 PERCENT INCREASE IN FIRST QUARTER 2002 OPERATING EARNINGS PER SHARE

SAN FRANCISCO - UnionBanCal Corporation (NYSE: UB) today reported first quarter 2002 net income of $114.8 million, or $0.73 per diluted common share. Net income per share increased 9.0 percent over the $0.67 per share earned a year earlier.

Operating earnings for first quarter 2002 were $114.8 million, or $0.73 per diluted common share, a 17.7 percent increase over operating earnings of $0.62 per diluted common share, in first quarter 2001.

"First quarter operating earnings per share grew 18 percent over last year, due primarily to a $45 million decline in the provision for credit losses, reflecting the ongoing success of our credit management initiatives, including a significant restructuring of the loan portfolio," said Norimichi Kanari, President and Chief Executive Officer.

"Other highlights of the quarter included a 15 percent increase in average noninterest bearing deposits and a 16 percent increase in deposit fees. We are pleased with this solid start to the new year."

TOTAL  REVENUE
--------------
For first quarter 2002, total revenue (taxable-equivalent net interest income plus noninterest income) on an operating basis was $552.4 million, an increase of $4.4 million, or 0.8 percent, compared with first quarter 2001. Net interest income decreased 1.8 percent, while noninterest income increased 7.1 percent. Compared to fourth quarter 2001, total revenue on an operating basis was 1.9 percent lower, with net interest income increasing 0.2 percent and noninterest income decreasing 6.3 percent, primarily due to higher auto lease residual writedowns and higher private equity portfolio net losses in first quarter 2002.

NET INTEREST INCOME (TAXABLE-EQUIVALENT)
----------------------------------------
Net interest income was $381.0 million in first quarter 2002, a $6.9 million, or
1.8 percent, decrease from the same quarter a year ago. Average earning assets grew $908.3 million, or 2.9 percent, due to a $1.4 billion increase in average securities and an $868.5 million increase in average money market assets, partially offset by a $1.3 billion, or 4.9 percent, decline in average loans. Reflecting loan portfolio restructuring initiatives commenced in 2000, average commercial loans decreased $2.9 billion, or 20.3 percent, primarily due to a major reduction in non-core relationship syndicated loans, while average residential mortgages increased $1.7 billion, or 49.0 percent. The net interest margin was 4.80 percent, a decrease of 24 basis points compared to first quarter 2001, reflecting the lower interest rate environment in first quarter 2002. The average yield on earning assets of $32.0 billion declined 209 basis points, while the average rate on interest bearing liabilities of $19.2 billion fell 272 basis points. Margin erosion was mitigated by the larger rate decline on interest bearing liabilities, as well as by significant growth in average noninterest bearing deposits, which increased $1.5 billion, or 15.0 percent. Deposit growth was particularly strong in the title and escrow businesses, reflecting a high level of refinancing activity. The Company continues to maintain a very attractive deposit mix, with $11.3 billion in average noninterest bearing deposits comprising 41.1 percent of average deposits for first quarter 2002.

On a sequential  quarter basis, net interest income  increased $0.6 million,  or
0.2  percent.  An  increase  in  earning  assets,  which  drove an  increase  of approximately $6.0 million in net interest income, was largely offset by an unfavorable variance of approximately $4.7 million, due to two fewer days in the first quarter. Average earning assets grew $498.6 million, or 1.6 percent, due to higher securities and money market balances, while average loans declined $239.1 million, or 0.9 percent. The average yield on earning assets declined 33 basis points, while the average rate on interest bearing liabilities was 53 basis points lower. Average noninterest bearing deposits increased $19.6 million, or 0.2 percent, despite the normal seasonal pattern of lower volumes in the first quarter. Net interest margin declined 1 basis point to 4.80 percent.

NONINTEREST INCOME
------------------
In first quarter 2002, noninterest income on an operating basis was $171.5 million, up $11.3 million, or 7.1 percent, from the same quarter a year ago. Service charges on deposit accounts increased $9.1 million, or 16.0 percent, primarily due to higher account analysis fees, reflecting the lower rate environment and higher deposit volumes. Trust and investment management fees were down $3.0 million, or 7.4 percent, primarily due to the decline in equity market values and a mix shift by clients toward lower profit money market portfolios. Merchant transaction processing fees increased $1.6 million, or 8.6 percent, primarily due to higher transaction volumes. Insurance commissions increased $7.2 million, all attributable to the Armstrong/Robitaille insurance agency acquisition, which was completed in fourth quarter 2001. Auto lease residual writedowns in first quarter 2002 were $6.0 million, compared to

$17.3 million in first quarter 2001. Private equity portfolio net losses were $6.9 million in first quarter 2002, compared to net gains of $0.3 million in first quarter 2001.

Noninterest income on an operating basis decreased $11.4 million, or 6.3 percent, on a sequential quarter basis. Service charges on deposits increased $2.6 million, or 4.2 percent, due primarily to higher transaction fees and higher transaction volumes. Trust and investment management fees declined $0.5 million, or 1.3 percent, while merchant transaction processing fees were up $1.1 million, or 5.8 percent. Insurance commissions increased $6.2 million, all attributable to the first full quarter effect of the Armstrong/Robitaille acquisition. Auto lease residual writedowns in first quarter 2002 were $6.0 million, compared to zero in fourth quarter 2001. Private equity portfolio net losses in first quarter 2002 were $6.9 million, compared with $3.2 million in net losses in fourth quarter 2001.

NONINTEREST EXPENSE
-------------------
Noninterest expense for first quarter 2002 was $323.4 million, an increase of $22.1 million, or 7.3 percent, over first quarter 2001. Salaries and employee benefits expense increased $13.3 million, or 8.1 percent, due primarily to merit increases, performance-based incentives, payroll taxes and health benefits expense. Advertising and public relations expense increased $3.4 million, or
51.5 percent, due primarily to a new year-round approach to advertising for certain market segments, which reduces the seasonality of these expenses.
Intangible asset amortization expense was $0.9 million, compared with $3.5 million a year earlier, reflecting the adoption of SFAS No. 142, Goodwill and Other Intangible Assets.

On a sequential quarter basis,  noninterest  expense increased $15.2 million, or
4.9 percent.  Salaries and employee benefits expense increased $18.2 million, or
11.4 percent, with salaries up $2.2 million, or 1.6 percent, and benefits up $16.0 million, or 78.2 percent. The increase in benefits expense was due primarily to an $8.2 million increase in payroll taxes and 401(k) expense, reflecting normal seasonality, and $2.9 million in favorable benefit program valuation adjustments recorded in fourth quarter 2001. Intangible asset amortization expense was $2.7 million lower due to the adoption of SFAS No. 142.

The operating efficiency ratio for first quarter 2002 was 58.5 percent, compared with 55.0 percent in first quarter 2001, and 55.0 percent in fourth quarter 2001. The increase in the efficiency ratio, year over year, is primarily attributable to the lower interest rate environment in 2002 and its effect on net interest income.

CREDIT QUALITY
--------------
Nonperforming assets at March 31, 2002, were $453 million, compared with $492 million at December 31, 2001, and $439 million at March 31, 2001. Nonperforming assets were 1.25 percent of total assets at March 31, 2002, compared with 1.37 percent at December 31, 2001, and 1.23 percent at March 31, 2001.

For first quarter 2002, net loans charged off were $61 million and the provision for credit losses was $55 million. For first quarter 2001, net loans charged off were $72 million and the provision for credit losses was $100 million. For fourth quarter 2001, net loans charged off were $65 million and the provision for credit losses was $70 million.

At March 31, 2002, the allowance for credit losses as a percent of total loans and as a percent of nonaccrual loans was 2.51 percent and 139.1 percent, respectively. These ratios compare with 2.54 percent and 129.0 percent, respectively, at December 31, 2001, and 2.47 percent and 149.1 percent, respectively, at March 31, 2001.

Chief Credit Officer Philip Flynn commented, "In first quarter 2002, we saw signs of improving credit quality. The declines in non-performing assets and provision expense from fourth quarter 2001 are reflective of these improvements."

BALANCE SHEET AND CAPITAL RATIOS
--------------------------------
At March 31, 2002, the Company had total assets of $36.2 billion and total deposits of $28.8 billion. Total shareholders' equity was $3.6 billion and the tangible equity ratio was 9.64 percent. Book value per share was $22.81, up 8.5 percent from a year earlier. The Company's Tier I and total risk based capital ratios at March 31, 2002, were 11.62 percent and 13.50 percent, respectively.

SHARE REPURCHASE PROGRAM
------------------------
During first quarter 2002, the Company repurchased 907,200 shares of common stock at an average price of $38.33 per share. Common shares outstanding at March 31, 2002, were 156.3 million, a decrease of 2.2 million shares, or 1.4 percent, from one year earlier. At March 31, 2002, the Company had authority from its Board of Directors to repurchase an additional $10.3 million of common stock.

FORWARD-LOOKING STATEMENTS
--------------------------
The following appears in accordance with the Private Securities Litigation Reform Act: This press release includes forward-looking statements that involve risks and uncertainties. Forward-looking statements can be identified by looking at the fact that they do not relate strictly to historical or current facts. Often, they include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," "project," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may." A number of important factors could cause actual results to differ materially from those in the forward-looking statements. Those factors include fluctuations in interest rates, government policies and regulations (including monetary and fiscal policies), legislation, economic conditions, credit quality of borrowers, operational factors, competition in the geographic and business areas in which the Company conducts its operations, and global political and general economic conditions related to the terrorist attacks on September 11, 2001, and their aftermath. A complete description of the Company, including related risk factors, is discussed in the Company's public filings with the Securities and Exchange Commission, which are available by calling (415) 765-2969 or online at http://www.sec.gov. All forward-looking statements included in this press release are based on information available at the time of the release, and the Company assumes no obligation to update any forward-looking statement.

CONFERENCE CALL AND WEBCAST
---------------------------
The Company will conduct a conference call to review first quarter 2002 results at 8:30 am PDT (11:30 am EDT) on April 18, 2002. Interested parties calling from locations within the United States should call 1-888-246-0006 (1-612-332-1214 from outside the United States) 10 minutes prior to the beginning of the conference.

A live webcast of the call will be available at http://www.uboc.com. Simply follow the links to the Investor Relations section of the website. The webcast replay will be available on the website from approximately 10:30 am PDT (1:30 pm
EDT) on April 18, through 10:30 am PDT (1:30 pm EDT) on April 25.

A recorded playback of the conference call will be available by calling 800-475-6701, (320-365-3844 from outside the United States) from approximately 12:00 pm PDT (3:00 pm EDT), April 18, until 11:59 pm PDT, April 25 (3:59 am EDT, April 26). The reservation number for this playback is 633801.

Based in San Francisco, UnionBanCal Corporation is a bank holding company with assets of $36.2 billion at March 31, 2002. Its primary subsidiary is Union Bank of California, N.A., the third largest commercial bank in California. Union Bank of California, N.A., has 244 banking offices in California, 6 banking offices in Oregon and Washington and 15 international facilities.


                                      ####

                    UNIONBANCAL CORPORATION AND SUBSIDIARIES
                        FINANCIAL HIGHLIGHTS (UNAUDITED)
                                                                                                  PERCENT CHANGE TO
ON A REPORTED EARNINGS BASIS:                        AS OF AND FOR THE THREE MONTHS ENDED        MARCH 31, 2002 FROM
----------------------------                     ------------------------------------------- --------------------------
                                                     MARCH 31,   DECEMBER 31,     MARCH 31,     MARCH 31,  DECEMBER 31,
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)          2001          2001           2002          2001         2001
------------------------------------------------ -------------- ------------- -------------- ------------ -------------
RESULTS OF OPERATIONS:
Net interest income (1)                               $ 387,883     $ 380,386      $ 380,973      (1.78%)        0.15%
Noninterest income                                      180,807       193,801        171,451      (5.17%)      (11.53%)
                                                 -------------- ------------- --------------
Total revenue                                           568,690       574,187        552,424      (2.86%)       (3.79%)
Noninterest expense                                     307,485       308,195        323,363       5.16%         4.92%
Provision for credit losses                             100,000        70,000         55,000     (45.00%)      (21.43%)
                                                 -------------- ------------- --------------
Income before income taxes (1)                          161,205       195,992        174,061       7.97%       (11.19%)
Taxable-equivalent adjustment                               622           419            533     (14.31%)       27.21%
Income tax expense                                       53,296        63,711         58,751      10.24%        (7.79%)
                                                 -------------- ------------- --------------
Net income                                            $ 107,287     $ 131,862      $ 114,777       6.98%       (12.96%)
                                                 ============== ============= ==============
PER COMMON SHARE:

Net income-basic                                         $ 0.68        $ 0.84         $ 0.73       7.35%       (13.10%)
Net income-diluted                                         0.67          0.84           0.73       8.96%       (13.10%)
Dividends                                                  0.25          0.25           0.25       0.00%         0.00%
Book value (end of period)                                21.02         22.66          22.81       8.52%         0.66%
Common shares outstanding (end of period)           158,567,213   156,483,511    156,336,338      (1.41%)       (0.09%)
Weighted average common shares
 outstanding - basic                                158,893,347   156,746,606    156,228,149      (1.68%)       (0.33%)
Weighted average common shares
 outstanding - diluted                              159,269,148   157,890,507    157,810,613      (0.92%)       (0.05%)

BALANCE SHEET (END OF PERIOD):

Total assets                                       $ 35,823,362  $ 36,039,089   $ 36,221,931       1.11%         0.51%
Total loans                                          25,976,936    24,994,030     25,098,097      (3.38%)        0.42%
Nonaccrual loans                                        430,845       491,885        452,428       5.01%        (8.02%)
Nonperforming assets                                    438,980       492,482        452,761       3.14%        (8.07%)
Total deposits                                       27,208,128    28,556,199     28,758,849       5.70%         0.71%
Trust preferred securities                              366,526       363,928        361,903      (1.26%)       (0.56%)
Common equity                                         3,332,998     3,546,242      3,566,502       7.01%         0.57%

BALANCE SHEET (PERIOD AVERAGE):

Total assets                                       $ 34,427,990  $ 34,838,155   $ 35,083,527       1.90%         0.70%
Total loans                                          26,417,626    25,366,890     25,127,757      (4.88%)       (0.94%)
Earning assets                                       31,068,242    31,477,853     31,976,493       2.92%         1.58%
Total deposits                                       25,767,673    27,353,182     27,568,947       6.99%         0.79%
Common equity                                         3,337,940     3,625,459      3,624,767       8.59%        (0.02%)

FINANCIAL RATIOS:

Return on average assets (2)                               1.26%         1.50%          1.33%
Return on average common equity (2)                       13.04%        14.43%         12.84%
Efficiency ratio (3)                                      54.07%        53.68%         58.51%
Net interest margin (1)                                    5.04%         4.81%          4.80%
Dividend payout ratio                                     36.76%        29.76%         34.25%
Tangible equity ratio                                      9.16%         9.62%          9.64%
Tier 1 risk-based capital ratio (4)                       10.49%        11.47%         11.62%
Total risk-based capital ratio (4)                        12.32%        13.35%         13.50%
Leverage ratio (4)                                        10.22%        10.53%         10.66%
Allowance for credit losses to total loans                 2.47%         2.54%          2.51%
Allowance for credit losses to nonaccrual loans          149.09%       129.00%        139.11%
Net loans charged off to average total loans (2)           1.10%         1.02%          0.97%
Nonperforming assets to total loans, foreclosed
 assets, and distressed loans held for sale                1.69%         1.97%          1.80%
Nonperforming assets to total assets                       1.23%         1.37%          1.25%

ON AN OPERATING EARNINGS BASIS:
------------------------------
SELECTED FINANCIAL DATA ON AN OPERATING EARNINGS BASIS (SEE BOTTOM OF EXHIBIT 4 FOR NON-RECURRING ITEMS):

Operating earnings per common share - basic              $ 0.62        $ 0.80         $ 0.73
Operating earnings per common share - diluted            $ 0.62        $ 0.79         $ 0.73
Operating return on average assets (2)                     1.16%         1.42%          1.33%
Operating return on average common equity (2)             11.91%        13.67%         12.84%
Operating efficiency ratio (3)                            54.98%        54.96%         58.51%
Operating dividend payout ratio                           40.32%        31.25%         34.25%
--------------------------------------------------------------------------------------------

(1)  Taxable-equivalent basis.
(2)  Annualized.
(3)  Noninterest expense excludes foreclosed asset expense (income).
(4)  Estimated as of March 31, 2002.

                                   EXHIBIT 1

                    UNIONBANCAL CORPORATION AND SUBSIDIARIES
             CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
                           (TAXABLE-EQUIVALENT BASIS)

                          ON A REPORTED EARNINGS BASIS
                          ----------------------------
                                                                         FOR THE THREE MONTHS ENDED
                                                                 -------------------------------------------
                                                                    MARCH 31,   DECEMBER 31,      MARCH 31,
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)                          2001         2001            2002
---------------------------------------------------------------  -------------  ------------- --------------
INTEREST INCOME
    Loans                                                           $ 536,548      $ 404,994      $ 375,984
    Securities                                                         67,839         79,026         81,654
    Interest bearing deposits in banks                                    966            601            496
    Federal funds sold and securities purchased under
     resale agreements                                                  1,029          2,259          4,059
    Trading account assets                                              2,932          1,036            720
                                                                 -------------  ------------- --------------
       Total interest income                                          609,314        487,916        462,913
                                                                 -------------  ------------- --------------
INTEREST EXPENSE
    Domestic deposits                                                 135,117         79,092         59,935
    Foreign deposits                                                   25,543          8,886          6,264
    Federal funds purchased and securities sold under
     repurchase agreements                                             25,800          3,466          1,949
    Commercial paper                                                   20,413          5,557          3,974
    Medium and long-term debt                                           3,196          2,572          2,412
    UnionBanCal Corporation - obligated mandatorily redeemable
     preferred securities of subsidiary grantor trust                   6,022          4,407          3,963
    Other borrowed funds                                                5,340          3,550          3,443
                                                                 -------------  ------------- --------------
       Total interest expense                                         221,431        107,530         81,940
                                                                 -------------  ------------- --------------

NET INTEREST INCOME                                                   387,883        380,386        380,973
    Provision for credit losses                                       100,000         70,000         55,000
                                                                 -------------  ------------- --------------
       Net interest income after provision for credit losses          287,883        310,386        325,973
                                                                 -------------  ------------- --------------
NONINTEREST INCOME
    Service charges on deposit accounts                                57,020         63,502         66,143
    Trust and investment management fees                               39,681         37,212         36,725
    Merchant transaction processing fees                               19,066         19,570         20,701
    International commissions and fees                                 17,110         18,049         18,223
    Brokerage commissions and fees                                      8,915          9,553          9,632
    Merchant banking fees                                               9,248          6,861          6,945
    Securities gains (losses), net                                      2,266          4,336         (2,566)
    Other                                                              27,501         34,718         15,648
                                                                 -------------  ------------- --------------
       Total noninterest income                                       180,807        193,801        171,451
                                                                 -------------  ------------- --------------
NONINTEREST EXPENSE
    Salaries and employee benefits                                    164,487        159,597        177,794
    Net occupancy                                                      22,759         24,777         23,381
    Equipment                                                          15,798         16,105         16,340
    Communications                                                     11,702         13,857         13,941
    Merchant transaction processing                                    12,914         13,102         12,916
    Professional services                                               7,824          9,325          9,503
    Data processing                                                     8,949          8,797          8,991
    Foreclosed asset expense (income)                                      13            (14)           125
    Other                                                              63,039         62,649         60,372
                                                                 -------------  ------------- --------------
       Total noninterest expense                                      307,485        308,195        323,363
                                                                 -------------  ------------- --------------
    Income before income taxes                                        161,205        195,992        174,061
    Taxable-equivalent adjustment                                         622            419            533
    Income tax expense                                                 53,296         63,711         58,751

                                                                 -------------  ------------- --------------
NET INCOME                                                          $ 107,287      $ 131,862      $ 114,777
                                                                 =============  ============= ==============

NET INCOME PER COMMON SHARE - BASIC                                    $ 0.68         $ 0.84         $ 0.73
                                                                 =============  ============= ==============
NET INCOME PER COMMON SHARE - DILUTED                                  $ 0.67         $ 0.84         $ 0.73
                                                                 =============  ============= ==============
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - BASIC                    158,893        156,747        156,228
                                                                 =============  ============= ==============
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - DILUTED                  159,269        157,891        157,811
                                                                 =============  ============= ==============

                                   EXHIBIT 2


                    UNIONBANCAL CORPORATION AND SUBSIDIARIES
             CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
                           (TAXABLE-EQUIVALENT BASIS)

                         ON AN OPERATING EARNINGS BASIS (1)
                         ------------------------------

                                                                        FOR THE THREE MONTHS ENDED
                                                                -------------------------------------------
                                                                  MARCH 31,     DECEMBER 31,    MARCH 31,
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)                        2001           2001           2002
--------------------------------------------------------------- -------------  -------------  -------------
INTEREST INCOME
     Loans                                                         $ 536,548      $ 404,994      $ 375,984
     Securities                                                       67,839         79,026         81,654
     Interest bearing deposits in banks                                  966            601            496
     Federal funds sold and securities purchased under
      resale agreements                                                1,029          2,259          4,059
     Trading account assets                                            2,932          1,036            720
                                                                -------------  -------------  -------------
        Total interest income                                        609,314        487,916        462,913
                                                                -------------  -------------  -------------
INTEREST EXPENSE
     Domestic deposits                                               135,117         79,092         59,935
     Foreign deposits                                                 25,543          8,886          6,264
     Federal funds purchased and securities sold under
      repurchase agreements                                           25,800          3,466          1,949
     Commercial paper                                                 20,413          5,557          3,974
     Medium and long-term debt                                         3,196          2,572          2,412
     UnionBanCal Corporation - obligated mandatorily redeemable
      preferred securities of subsidiary grantor trust                 6,022          4,407          3,963
     Other borrowed funds                                              5,340          3,550          3,443
                                                                -------------  -------------  -------------
        Total interest expense                                       221,431        107,530         81,940
                                                                -------------  -------------  -------------
NET INTEREST INCOME                                                  387,883        380,386        380,973
     Provision for credit losses                                     100,000         70,000         55,000
                                                                -------------  -------------  -------------
        Net interest income after provision for credit losses        287,883        310,386        325,973
                                                                -------------  -------------  -------------
NONINTEREST INCOME
     Service charges on deposit accounts                              57,020         63,502         66,143
     Trust and investment management fees                             39,681         37,212         36,725
     Merchant transaction processing fees                             19,066         19,570         20,701
     International commissions and fees                               17,110         18,049         18,223
     Brokerage commissions and fees                                    8,915          9,553          9,632
     Merchant banking fees                                             9,248          6,861          6,945
     Securities gains (losses), net                                    2,266          4,336         (2,566)
     Other                                                             6,801         23,804         15,648
                                                                -------------  -------------  -------------
        Total noninterest income                                     160,107        182,887        171,451
                                                                -------------  -------------  -------------
NONINTEREST EXPENSE
     Salaries and employee benefits                                  164,487        159,597        177,794
     Net occupancy                                                    22,759         24,777         23,381
     Equipment                                                        15,798         16,105         16,340
     Communications                                                   11,702         13,857         13,941
     Merchant transaction processing                                  12,914         13,102         12,916
     Professional services                                             7,824          9,325          9,503
     Data processing                                                   8,949          8,797          8,991
     Foreclosed asset expense (income)                                    13            (14)           125
     Other                                                            56,857         62,649         60,372
                                                                -------------  -------------  -------------
        Total noninterest expense                                    301,303        308,195        323,363
                                                                -------------  -------------  -------------
     Income before income taxes                                      146,687        185,078        174,061
     Taxable-equivalent adjustment                                       622            419            533
     Income tax expense                                               48,014         59,740         58,751

                                                                -------------  -------------  -------------
NET OPERATING EARNINGS                                              $ 98,051      $ 124,919      $ 114,777
                                                                =============  =============  =============
NET OPERATING EARNINGS PER COMMON SHARE - BASIC                       $ 0.62         $ 0.80         $ 0.73
                                                                =============  =============  =============
NET OPERATING EARNINGS PER COMMON SHARE - DILUTED                     $ 0.62         $ 0.79         $ 0.73
                                                                =============  =============  =============
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - BASIC                   158,893        156,747        156,228
                                                                =============  =============  =============
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - DILUTED                 159,269        157,891        157,811
                                                                =============  =============  =============

(1)   See exhibit 4 for reconciliation of 'reported earnings' to 'operating earnings'.

                                   EXHIBIT 3



                    UNIONBANCAL CORPORATION AND SUBSIDIARIES
     CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED) RECONCILIATIONS
                           (TAXABLE-EQUIVALENT BASIS)

             REPORTED EARNINGS RECONCILIATION TO OPERATING EARNINGS
             ------------------------------------------------------

                                                                         FOR THE THREE MONTHS ENDED
                                          -----------------------------------------------------------------------------------------
                                                  MARCH 31, 2001               DECEMBER 31, 2001             MARCH 31, 2002
                                          ----------------------------- ----------------------------- -----------------------------
                                                       Non-                          Non-                          Non-
(AMOUNTS IN THOUSANDS,                              recurring                     recurring                     recurring
  EXCEPT PER SHARE DATA)                  Reported    Items   Operating Reported    Items   Operating Reported   Items    Operating
----------------------------------------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
NET INTEREST INCOME                       $ 387,883 $       - $ 387,883 $ 380,386 $       - $ 380,386 $ 380,973 $       - $ 380,973
   Provision for credit losses              100,000         -   100,000    70,000         -    70,000    55,000         -    55,000
                                          --------- --------- --------- --------- --------- --------- --------- --------- ---------
      Net interest income after provision
       for credit losses                    287,883         -   287,883   310,386         -   310,386   325,973         -   325,973
                                          --------- --------- --------- --------- --------- --------- --------- --------- ---------
NONINTEREST INCOME
   Other (1) (2)                             27,501   (20,700)    6,801    34,718   (10,914)   23,804         -         -        -
   All other (no adjustments)               153,306         -   153,306   159,083         -   159,083   171,451         -   171,451
                                          --------- --------- --------- --------- --------- --------- --------- --------- ---------
      Total noninterest income              180,807   (20,700)  160,107   193,801   (10,914)  182,887   171,451         -   171,451
                                          --------- --------- --------- --------- --------- --------- --------- --------- ---------
NONINTEREST EXPENSE
   Other (3)                                 63,039    (6,182)   56,857         -         -         -         -         -         -
   All other (no adjustments)               244,446         -   244,446   308,195         -   308,195   323,363         -   323,363
                                          --------- --------- --------- --------- --------- --------- --------- --------- ---------
      Total noninterest expense             307,485    (6,182)  301,303   308,195         -   308,195   323,363         -   323,363
                                          --------- --------- --------- --------- --------- --------- --------- --------- ---------

   Income/Operating earnings before
    income taxes                            161,205   (14,518)  146,687   195,992   (10,914)  185,078   174,061         -   174,061
   Taxable-equivalent adjustment                622         -       622       419         -       419       533         -       533
   Income tax expense (benefit) (4)          53,296    (5,282)   48,014    63,711    (3,971)   59,740    58,751         -    58,751

                                          --------- --------- --------- --------- --------- --------- --------- --------- ---------
Net Income/Operating Earnings             $ 107,287 $  (9,236)$  98,051 $ 131,862 $  (6,943)$ 124,919 $ 114,777 $       - $ 114,777
                                          ========= ========= ========= ========= ========= ========= ========= ========= =========

Net income/Operating earnings per
 common share - basic                     $    0.68 $   (0.06)$    0.62 $    0.84 $   (0.04)$    0.80 $    0.73 $       - $    0.73
                                          ========= ========= ========= ========= ========= ========= ========= ========= =========
Net income/Operating earnings per
 common share - diluted                   $    0.67 $   (0.05)$    0.62 $    0.84 $   (0.05)$    0.79 $    0.73 $       - $    0.73
                                          ========= ========= ========= ========= ========= ========= ========= ========= =========
Weighted average common shares
 outstanding - basic                        158,893             158,893   156,747             156,747   156,228             156,228
                                          =========           ========= =========           ========= =========           =========
Weighted average common shares
 outstanding - diluted                      159,269             159,269   157,891             157,891   157,811             157,811
                                          =========           ========= =========           ========= =========           =========



Reported Net Income                       $ 107,287                     $ 131,862                     $ 114,777
                                          -----------------------------------------------------------------------------------------
Non-recurring Items
(1) Gain on investment in STAR System
    stock (1st quarter 2001)                (20,700)                            -                             -
(2) Gain on sale of Guam/Saipan branches
    (4th quarter 2001)                            -                       (10,914)
(3) Transition adjustment charge for
    SFAS 133 (1st quarter 2001)               6,182                             -                             -
(4) Tax impact of items listed above
    (1) to (3)                                5,282                         3,971                             -
                                          -----------------------------------------------------------------------------------------
Net Operating Earnings                    $  98,051                     $ 124,919                     $ 114,777
                                          =========================================================================================



                                   EXHIBIT 4

                    UNIONBANCAL CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET


                                                                      (UNAUDITED)                      (UNAUDITED)
                                                                       MARCH 31,       DECEMBER 31,      MARCH 31,
(DOLLARS IN THOUSANDS)                                                   2001              2001             2002
-------------------------------------------------------------------  --------------  ---------------  ---------------
ASSETS
Cash and due from banks                                              $   2,827,758   $    2,682,392   $    1,787,942
Interest bearing deposits in banks                                          60,083           64,162          110,147
Federal funds sold and securities purchased under resale agreements        744,500          918,400        2,109,600
                                                                     --------------  ---------------  ---------------
        Total cash and cash equivalents                                  3,632,341        3,664,954        4,007,689
Trading account assets                                                     385,772          229,697          221,179
Securities available for sale:
    Securities pledged as collateral                                       310,933          137,922          120,560
    Held in portfolio                                                    4,160,742        5,661,160        5,289,210
Loans (net of allowance for credit losses: March 31, 2001, $642,334;
    December 31, 2001, $634,509; March 31, 2002, $629,367)              25,334,602       24,359,521       24,468,730
Due from customers on acceptances                                          225,081          182,440          136,303
Premises and equipment, net                                                480,232          494,534          489,915
Other assets                                                             1,293,659        1,308,861        1,488,345
                                                                     --------------  ---------------  ---------------
        Total assets                                                 $  35,823,362   $   36,039,089   $   36,221,931
                                                                     ==============  ===============  ===============

LIABILITIES
Domestic deposits:
    Noninterest bearing                                              $  10,966,658   $   12,314,150   $   11,878,768
    Interest bearing                                                    13,867,381       14,160,113       14,540,336
Foreign deposits:
    Noninterest bearing                                                    260,686          404,708          404,378
    Interest bearing                                                     2,113,403        1,677,228        1,935,367
                                                                     --------------  ---------------  ---------------
        Total deposits                                                  27,208,128       28,556,199       28,758,849
Federal funds purchased and securities sold under repurchase
 agreements                                                              1,436,474          418,814          369,565
Commercial paper                                                         1,437,467          830,657          900,851
Other borrowed funds                                                       540,625          700,403          900,360
Acceptances outstanding                                                    225,081          182,440          136,303
Other liabilities                                                        1,076,063        1,040,406          827,925
Medium and long-term debt                                                  200,000          400,000          399,673
UnionBanCal Corporation - obligated mandatorily redeemable
 preferred securities of subsidiary grantor trust                          366,526          363,928          361,903
                                                                     --------------  ---------------  ---------------
        Total liabilities                                               32,490,364       32,492,847       32,655,429
                                                                     --------------  ---------------  ---------------
Commitments and contingencies
SHAREHOLDERS' EQUITY
Preferred stock:
    Authorized 5,000,000 shares, no shares issued or outstanding
     as of March 31, 2001, December 31, 2001, and March 31, 2002                 -                -                -
Common stock - no stated value:
    Authorized 300,000,000 shares, issued 158,567,213 shares as of March 31, 2001, 156,483,511 shares as of December 31,
     2001, and 156,336,338 shares as of March 31, 2002                   1,256,085        1,181,925        1,172,479
Retained earnings                                                        1,974,095        2,231,384        2,307,150
Accumulated other comprehensive income                                     102,818          132,933           86,873
                                                                     --------------  ---------------  ---------------
        Total shareholders' equity                                       3,332,998        3,546,242        3,566,502
                                                                     --------------  ---------------  ---------------
        Total liabilities and shareholders' equity                   $  35,823,362   $   36,039,089   $   36,221,931
                                                                     ==============  ===============  ===============


                                   EXHIBIT 5


                    UNIONBANCAL CORPORATION AND SUBSIDIARIES
                                LOANS (UNAUDITED)

                                                                                              PERCENT CHANGE TO
                                                         THREE MONTHS ENDED                  MARCH 31, 2002 FROM
                                             ------------------------------------------  ---------------------------
                                                MARCH 31,    DECEMBER 31,   MARCH 31,      MARCH 31,    DECEMBER 31,
(DOLLARS IN MILLIONS)                             2001           2001         2002           2001          2001
------------------------------------------   -------------  ------------- -------------  ------------- -------------
LOANS (PERIOD AVERAGE)
     Commercial, financial and industrial        $ 14,196       $ 12,086      $ 11,308     (20.34%)       (6.44%)
     Construction                                     978          1,078         1,076      10.02%        (0.19%)
     Mortgage - Commercial                          3,329          3,446         3,635       9.19%         5.48%
     Mortgage - Residential                         3,413          4,653         5,084      48.96%         9.26%
     Consumer                                       2,350          2,097         2,028     (13.70%)       (3.29%)
     Lease financing                                1,115            958           957     (14.17%)       (0.10%)
     Loans originated in foreign branches           1,037          1,049         1,040       0.29%        (0.86%)
                                             -------------  ------------- -------------

               Total loans                       $ 26,418       $ 25,367      $ 25,128      (4.88%)       (0.94%)
                                             =============  ============= =============

NONPERFORMING ASSETS (PERIOD END)
     Nonaccrual loans:
        Commercial, financial and industrial     $    417       $    472         $ 423       1.44%       (10.38%)
        Construction                                    4              -             -    (100.00%)        0.00%
        Mortgage - Commercial                          10             17            27     170.00%        58.82%
        Lease                                           -              3             3        nm           0.00%
                                             -------------  ------------- -------------

              Total nonaccrual loans                  431            492           453       5.10%        (7.93%)
     Foreclosed assets                                  1              -             -    (100.00%)        0.00%
     Distressed loans held for sale                     7              -             -    (100.00%)        0.00%
                                             -------------  ------------- -------------

              Total nonperforming assets         $    439       $    492      $    453       3.19%        (7.93%)
                                             =============  ============= =============

     Loans 90 days or more past due and
          still accruing                         $     24       $     13      $     14     (41.67%)        7.69%
                                             =============  ============= =============

ANALYSIS OF ALLOWANCE FOR CREDIT LOSSES
     Beginning balance                           $    614       $    630      $    635

     Provision for credit losses                      100             70            55

     Loans charged off:
        Commercial, financial and industrial          (75)           (70)          (62)
        Real estate                                     -             (5)            -
        Consumer                                       (3)            (3)           (3)
        Lease financing                                (1)            (1)           (1)
                                             -------------  ------------- -------------
           Total loans charged off                    (79)           (79)          (66)
                                             -------------  ------------- -------------

     Loans recovered:
        Commercial, financial and industrial            6              8             4
        Consumer                                        1              1             1
        Loans originated in foreign branches            -              5             -
                                             -------------  ------------- -------------
           Total loans recovered                        7             14             5
                                             -------------  ------------- -------------
              Net loans charged-off                   (72)           (65)          (61)
                                             -------------  ------------- -------------

     Ending balance                              $    642       $    635      $    629
                                             =============  ============= =============

------------------------------------------
nm = not meaningful



                                   EXHIBIT 6



                    UNIONBANCAL CORPORATION AND SUBSIDIARIES
                         NET INTEREST INCOME (UNAUDITED)

                                                                      FOR THE THREE MONTHS ENDED
                                    ------------------------------------------------------------------------------------------------
                                              March 31, 2001               December 31, 2001                  March 31, 2002
                                    ------------------------------- ------------------------------- --------------------------------
                                                Interest    Average             Interest   Average                Interest  Average
                                      Average    Income/    Yield/    Average    Income/    Yield/    Average     Income/   Yield/
(Dollars in thousands)                Balance   Expense(1)  Rate(1)   Balance   Expense(1) Rate(1)    Balance    Expense(1) Rate(1)
---------------------------------   ----------- ---------- -------- ----------- ---------- -------- ------------ ---------- -------
ASSETS
Loans:(2)
    Domestic                        $25,380,787  $519,034    8.28%  $24,317,993 $ 394,837    6.45%  $24,088,142    $368,062   6.17%
    Foreign(3)                        1,036,839    17,514    6.85     1,048,897    10,157    3.84     1,039,615       7,922   3.09
Securities - taxable                  4,082,781    66,187    6.49     5,239,238    77,989    5.95     5,552,344      80,663   5.81
Securities - tax-exempt                  67,280     1,652    9.82        39,659     1,037   10.46        38,233         991  10.37
Interest bearing deposits in banks       79,239       966    4.94        76,086       601    3.13        84,408         496   2.38
Federal funds sold and securities
 purchased under resale agreements       73,036     1,029    5.71       438,153     2,259    2.05       936,382       4,059   1.76
Trading account assets                  348,280     2,932    3.41       317,827     1,036    1.29       237,369         720   1.23
                                    ----------- ---------           ----------- ---------           ------------ ----------
       Total earning assets          31,068,242   609,314    7.93    31,477,853   487,916    6.17    31,976,493     462,913   5.84
                                                ---------                       ---------                        ----------
Allowance for credit losses            (634,963)                       (634,568)                       (644,379)
Cash and due from banks               2,194,017                       2,198,541                       1,942,621
Premises and equipment, net             480,724                         497,216                         496,269
Other assets                          1,319,970                       1,299,113                       1,312,523
                                    -----------                     -----------                     ------------
       Total assets                 $34,427,990                     $34,838,155                     $35,083,527
                                    -----------                     -----------                     ------------
LIABILITIES
Domestic deposits:
    Interest bearing                $ 6,140,117    41,342    2.73   $ 6,841,150    28,136    1.63   $ 7,459,506      23,157   1.26
    Savings and consumer time         3,320,967    29,912    3.65     3,503,132    21,299    2.41     3,549,262      16,970   1.94
    Large time                        4,426,993    63,863    5.85     3,933,068    29,657    2.99     3,485,482      19,808   2.30
Foreign deposits(3)                   2,033,685    25,543    5.09     1,769,960     8,886    1.99     1,749,251       6,264   1.45
                                    ----------- ---------           ----------- ---------           ------------ ----------
    Total interest bearing deposits  15,921,762   160,660    4.09    16,047,310    87,978    2.18    16,243,501      66,199   1.65
                                    ----------- ---------           ----------- ---------           ------------ ----------
Federal funds purchased and
 securities sold under repurchase
 agreements                           1,829,372    25,800    5.72       721,738     3,466    1.91       541,182       1,949   1.46
Commercial paper                      1,478,564    20,413    5.60     1,001,557     5,557    2.20       919,259       3,974   1.75
Other borrowed funds                    396,311     5,340    5.46       487,293     3,550    2.89       698,053       3,443   2.00
Medium and long-term debt               200,000     3,196    6.48       269,565     2,572    3.78       399,989       2,412   2.45
UnionBanCal Corporation - obligated
 mandatorily redeemable preferred
 securities of subsidiary grantor
 trust                                  352,130     6,022    6.83       352,733     4,407    5.01       352,300       3,963   4.46
                                    ----------- ---------           ----------- ---------           ------------ ----------
       Total borrowed funds           4,256,377    60,771    5.78     2,832,886    19,552    2.74     2,910,783      15,741   2.19
                                    ----------- ---------           ----------- ---------           ------------ ----------
       Total interest bearing
       liabilities                   20,178,139   221,431    4.45    18,880,196   107,530    2.26    19,154,284      81,940   1.73
                                                ---------                       ---------                        ----------
Noninterest bearing deposits          9,845,911                      11,305,872                      11,325,446
Other liabilities                     1,066,000                       1,026,628                         979,030
                                    -----------                     -----------                     ------------
       Total liabilities             31,090,050                      31,212,696                      31,458,760
SHAREHOLDERS' EQUITY
Common equity                         3,337,940                       3,625,459                       3,624,767
                                    -----------                     -----------                     ------------
       Total shareholders' equity     3,337,940                       3,625,459                       3,624,767
                                    -----------                     -----------                     ------------
       Total liabilities and
        shareholders' equity        $34,427,990                     $34,838,155                     $35,083,527
                                    ===========                     ===========                     ============
Net interest income/margin
     (taxable-equivalent basis)                   387,883    5.04%                380,386    4.81%                  380,973   4.80%
Less: taxable-equivalent adjustment                   622                             419                               533
                                                ---------                     -----------                       -----------
       Net interest income                      $ 387,261                     $   379,967                       $   380,440
                                                =========                     ===========                       ===========

---------------------------------

(1) Yields and interest income are presented on a taxable-equivalent basis using the federal statutory tax rate of 35 percent.
(2) Average balances on loans outstanding include all nonperforming loans. The amortized portion of net loan origination fees (costs) is included in interest income on loans, representing an adjustment to the yield.
(3) Foreign loans and deposits are those loans and deposits originated in foreign branches.

                                   EXHIBIT 7


                    UNIONBANCAL CORPORATION AND SUBSIDIARIES

              ON A REPORTED EARNINGS BASIS (REFERENCE TO EXHIBIT 2)
              -----------------------------------------------------

                         NONINTEREST INCOME (UNAUDITED)
                                                                                                 PERCENTAGE CHANGE TO
                                                     FOR THE THREE MONTHS ENDED                   MARCH 31, 2002 FROM
                                          -----------------------------------------------  ---------------------------------
                                                MARCH 31,     DECEMBER 31,     MARCH 31,       MARCH 31,       DECEMBER 31,
   (DOLLARS IN THOUSANDS)                          2001           2001            2002            2001             2001
----------------------------------------  ---------------- --------------- --------------  ---------------  ----------------
   Service charges on deposit accounts          $  57,020       $  63,502      $  66,143          16.00 %           4.16 %
   Trust and investment management fees            39,681          37,212         36,725          (7.45)           (1.31)
   Merchant transaction processing fees            19,066          19,570         20,701           8.58             5.78
   International commissions and fees              17,110          18,049         18,223           6.51             0.96
   Brokerage commissions and fees                   8,915           9,553          9,632           8.04             0.83
   Insurance commissions                                -             920          7,153             nm           677.50
   Merchant banking  fees                           9,248           6,861          6,945         (24.90)            1.22
   Foreign exchange trading gains, net              6,220           7,094          6,447           3.65            (9.12)
   Securities gains (losses), net                   2,266           4,336         (2,566)            nm               nm
   Gain on exchange of STAR System stock           20,700               -              -        (100.00)               -
   Other                                              581          26,704          2,048         252.50           (92.33)
                                          ---------------- --------------- --------------
        Total noninterest income                $ 180,807       $ 193,801      $ 171,451          (5.17)%        (11.53)%
                                          ================ =============== ==============
----------------------------------------

  nm = not meaningful

                         NONINTEREST EXPENSE (UNAUDITED)

                                                                                                 PERCENTAGE CHANGE TO
                                                    FOR THE THREE MONTHS ENDED                    MARCH 31,2002 FROM
                                          -----------------------------------------------  ---------------------------------
                                                MARCH 31,     DECEMBER 31,     MARCH 31,       MARCH 31,       DECEMBER 31,
   (DOLLARS IN THOUSANDS)                          2001           2001            2002            2001             2001
----------------------------------------  ---------------- --------------- --------------  ---------------  ----------------
   Salaries and other compensation              $ 130,973       $ 139,136      $ 141,341           7.92 %          1.58 %
   Employee benefits                               33,514          20,461         36,453           8.77           78.16
                                          ---------------- --------------- --------------
        Salaries and employee benefits            164,487         159,597        177,794           8.09           11.40
   Net occupancy                                   22,759          24,777         23,381           2.73           (5.63)
   Equipment                                       15,798          16,105         16,340           3.43            1.46
   Communications                                  11,702          13,857         13,941          19.13            0.61
   Merchant transaction processing                 12,914          13,102         12,916           0.02           (1.42)
   Software                                         7,531           9,152         11,510          52.83           25.76
   Advertising and public relations                 6,606           9,576         10,008          51.50            4.51
   Professional services                            7,824           9,325          9,503          21.46            1.91
   Data processing                                  8,949           8,797          8,991           0.47            2.21
   Intangible asset amortization                    3,538           3,534            884         (75.01)         (74.99)
   Foreclosed asset expense (income)                   13             (14)           125         861.54              nm
   Other                                           45,364          40,387         37,970         (16.30)          (5.98)
                                          ---------------- --------------- --------------
        Total noninterest expense               $ 307,485       $ 308,195      $ 323,363           5.16 %          4.92 %
                                          ================ =============== ==============
----------------------------------------

    nm = not meaningful

                                   EXHIBIT 8

                    UNIONBANCAL CORPORATION AND SUBSIDIARIES


           ON AN OPERATING EARNINGS BASIS (REFERENCE TO EXHIBIT 3) (1)
           -------------------------------------------------------

                         NONINTEREST INCOME (UNAUDITED)

                                                                                                  PERCENTAGE CHANGE TO
                                                      FOR THE THREE MONTHS ENDED                   MARCH 31, 2002 FROM
                                          ----------------------------------------------------------------------------------
                                                MARCH 31,     DECEMBER 31,     MARCH 31,       MARCH 31,      DECEMBER 31,
   (DOLLARS IN THOUSANDS)                        2001            2001            2002            2001            2001
----------------------------------------  ---------------- --------------- --------------  ---------------  ----------------
   Service charges on deposit accounts          $  57,020       $  63,502      $  66,143          16.00 %          4.16 %
   Trust and investment management fees            39,681          37,212         36,725          (7.45)          (1.31)
   Merchant transaction processing fees            19,066          19,570         20,701           8.58            5.78
   International commissions and fees              17,110          18,049         18,223           6.51            0.96
   Brokerage commissions and fees                   8,915           9,553          9,632           8.04            0.83
   Insurance commissions                                -             920          7,153             nm          677.50
   Merchant banking fees                            9,248           6,861          6,945         (24.90)           1.22
   Foreign exchange trading gains, net              6,220           7,094          6,447           3.65           (9.12)
   Securities gains (losses), net                   2,266           4,336         (2,566)            nm              nm
   Other                                              581          15,790          2,048         252.50          (87.03)
                                          ---------------- --------------- --------------
      Total noninterest income                  $ 160,107       $ 182,887      $ 171,451           7.09 %        (6.25)%
                                          ================ =============== ==============
----------------------------------------

    nm = not meaningful


                         NONINTEREST EXPENSE (UNAUDITED)

                                                                                                 PERCENTAGE CHANGE TO
                                                      FOR THE THREE MONTHS ENDED                  MARCH 31, 2002 FROM
                                          ----------------------------------------------------------------------------------
                                                MARCH 31,     DECEMBER 31,     MARCH 31,       MARCH 31,      DECEMBER 31,
   (DOLLARS IN THOUSANDS)                         2001            2001            2002            2001            2001
----------------------------------------  ---------------- -------------- ---------------  ---------------  ----------------
   Salaries and other compensation              $ 130,973       $ 139,136      $ 141,341           7.92 %          1.58 %
   Employee benefits                               33,514          20,461         36,453           8.77           78.16
                                          ---------------- -------------- ---------------
      Salaries and employee benefits              164,487         159,597        177,794           8.09           11.40
   Net occupancy                                   22,759          24,777         23,381           2.73           (5.63)
   Equipment                                       15,798          16,105         16,340           3.43            1.46
   Communications                                  11,702          13,857         13,941          19.13            0.61
   Merchant transaction processing                 12,914          13,102         12,916           0.02           (1.42)
   Software                                         7,531           9,152         11,510          52.83           25.76
   Advertising and public relations                 6,606           9,576         10,008          51.50            4.51
   Professional services                            7,824           9,325          9,503          21.46            1.91
   Data processing                                  8,949           8,797          8,991           0.47            2.21
   Intangible asset amortization                    3,538           3,534            884         (75.01)         (74.99)
   Foreclosed asset expense (income)                   13             (14)           125         861.54              nm
   Other                                           39,182          40,387         37,970          (3.09)          (5.98)
                                          ---------------- --------------- --------------
      Total noninterest expense                 $ 301,303       $ 308,195      $ 323,363           7.32 %          4.92 %
                                          ================ =============== ==============

----------------------------------------

    nm = not meaningful

   (1) See exhibit 4 for reconciliation of 'reported earnings' to 'operating earnings'.

                                   EXHIBIT 9